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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of NorthWest Indiana Bancorp (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, David A. Bochnowski, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     March 20, 2003                   /s/ David A. Bochnowski
                                            ---------------------------------
                                            David A. Bochnowski
                                            Chairman of the Board and Chief
                                            Executive Officer



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